UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

BUFFALO WILD WINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

Set forth below are copies of several communications first published, sent or given by Buffalo Wild Wings, Inc. on November 28, 2017.

Team,

We are writing to share some important and exciting news. Today we announced that Buffalo Wild Wings will be joining forces with Arby’s Restaurant Group, Inc., a portfolio company of Roark Capital. This is a compelling combination that we believe will best position Buffalo Wild Wings for the future.

Arby’s represents an excellent partner for Buffalo Wild Wings given their strong brand, successful track record, and excellent franchisee relationships. Further, Roark is an experienced restaurant and food service investor, with a portfolio of 29,000 locations. Assuming the transaction closes, Buffalo Wild Wings will be acquired by Arby’s Restaurant Group, Inc. Paul Brown, the current CEO of Arby’s will be the CEO of the parent company. After the merger, Arby’s and Buffalo Wild Wings will continue to operate as separate and distinct brands, yet both brands will also benefit from having access to shared resources that will help foster further growth.

Roark and Arby’s interest in our company is a reflection of our success as one of the most unique entertainment and casual dining restaurants in the United States. According to Paul, “We are excited to welcome a brand with such a rich heritage, led by an exceptionally talented team. We look forward to leveraging the combined strengths of both organizations into a truly differentiated and transformative multi-brand restaurant company.”

While we are very excited, today’s news is just the first step in the process. Pending shareholder approval and customary closing conditions, we expect the transaction will close during the first quarter of 2018. In the meantime, we will all continue to delight our Fans and drive overall performance.

I realize that you may have several questions about what this means and what’s next. The leadership team and I are committed to keeping you informed throughout this transition. Look for an invite for a town hall meeting this afternoon at 2:00 pm Central where we will share additional information.

I am confident that this merger will be instrumental in guiding the Buffalo Wild Wings brand toward a new chapter of growth and success. I would like to personally thank each and every one of you for your hard work and dedication to Buffalo Wild Wings over the years.

Warm Regards,

Sally and the Leadership Team

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the Merger, including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain shareholder approval of the Merger Agreement, (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the HSR Act, (d) other conditions to the consummation of the Merger under the Merger Agreement may not be satisfied, (e) all or part of Arby’s financing may not become available, and (f) the significant limitations on remedies contained in the Merger Agreement may limit or entirely prevent BWW from specifically enforcing Arby’s obligations under the Merger Agreement or recovering damages for any breach by Arby’s; (2) the effects that any termination of the Merger Agreement may have on BWW or its business, including the risks that (a) BWW’s stock price may decline significantly if the Merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring BWW to pay Arby’s a termination fee of $74 million, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on BWW and its business, including the risks that as a result (a) BWW’s business, operating results or stock price may suffer, (b) BWW’s current plans and operations may be disrupted, (c) BWW’s ability to retain or recruit key employees may be adversely affected, (d) BWW’s business relationships (including, customers, franchisees and suppliers) may be adversely affected, or (e) BWW’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on BWW’s ability to operate its business, return capital to shareholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against BWW and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors; and (8) other factors described under the heading “Risk Factors” in Part I, Item 1A of BWW’s Annual Report on Form 10-K for the fiscal year ended December 25, 2016, as updated or supplemented by subsequent reports that BWW has filed or files with the SEC. Potential investors, shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Neither Arby’s nor BWW assumes any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It; Participants in the Solicitation

In connection with the proposed Merger, BWW intends to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, BWW will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the proposed Merger. The proxy statement, any other relevant documents, and all other materials filed with the SEC concerning BWW are (or, when filed, will be) available free of charge at http://www.sec.gov and http://ir.buffalowildwings.com. Shareholders should read carefully the proxy statement and any other relevant documents that BWW files with the SEC when they become available before making any voting decision because they will contain important information.

This document does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. BWW, its directors and executive officers are, and certain employees may be, deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed Merger. Information regarding the names of such persons and their respective interests in the Merger, by securities holdings or otherwise, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in BWW’s Form 10-K for the fiscal year ended December 25, 2016, filed with the SEC on February 17, 2017, and the definitive proxy statement for its 2017 Annual Meeting of Shareholders, which was filed with the SEC on April 21, 2017. To the extent BWW’s directors and executive officers or their holdings of BWW securities have changed from the amounts disclosed in those filings, to BWW’s knowledge, such changes have been reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These documents are (or, when filed, will be) available free of charge at http://www.sec.gov and http://ir.buffalowildwings.com.

Dear Franchisees,

We are writing to share some important and exciting news. Today we announced that Buffalo Wild Wings will be joining forces with Arby’s Restaurant Group, Inc., a portfolio company of Roark Capital. This is a compelling combination that we believe will best position Buffalo Wild Wings for the future.

Arby’s represents an excellent partner for Buffalo Wild Wings given their strong brand, successful track record, and – importantly – excellent franchisee relationships. Further, Roark is an experienced restaurant and food service investor, with a portfolio of 29,000 locations. Assuming the transaction closes, Buffalo Wild Wings will be acquired by Arby’s Restaurant Group, Inc. Paul Brown, the current CEO of Arby’s will be the CEO of the parent company. After the merger, Arby’s and Buffalo Wild Wings will continue to operate as separate and distinct brands, yet both brands will also benefit from having access to shared resources that will help foster further growth.

Roark and Arby’s interest in our company is a reflection of our success as one of the most unique entertainment and casual dining restaurants in the United States. According to Paul, “We are excited to welcome a brand with such a rich heritage, led by an exceptionally talented team. We look forward to leveraging the combined strengths of both organizations into a truly differentiated and transformative multi-brand restaurant company.”

While we are very excited to join forces, today’s news is just the first step in the process. Pending shareholder approval and customary closing conditions, we expect the transaction will close during the first quarter of 2018. In the meantime, we will all continue to delight our Fans and drive overall performance.

I want to thank you all for your support and dedication to Buffalo Wild Wings over the years. We are proud to serve Fans across the United States and we are grateful for you and all of our franchisees for their unwavering commitment to our mission.

Thank you,

Sally and the Leadership Team

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the Merger, including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain shareholder approval of the Merger Agreement, (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the HSR Act, (d) other conditions to the consummation of the Merger under the Merger Agreement may not be satisfied, (e) all or part of Arby’s financing may not become available, and (f) the significant limitations on remedies contained in the Merger Agreement may limit or entirely prevent BWW from specifically enforcing Arby’s obligations under the Merger Agreement or recovering damages for any breach by Arby’s; (2) the effects that any termination of the Merger Agreement may have on BWW or its business, including the risks that (a) BWW’s stock price may decline significantly if the Merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring BWW to pay Arby’s a termination fee of $74 million, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on BWW and its business, including the risks that as a result (a) BWW’s business, operating results or stock price may suffer, (b) BWW’s current plans and operations may be disrupted, (c) BWW’s ability to retain or recruit key employees may be adversely affected, (d) BWW’s business relationships (including, customers, franchisees and suppliers) may be adversely affected, or (e) BWW’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on BWW’s ability to operate its business, return capital to shareholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against BWW and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors; and (8) other factors described under the heading “Risk Factors” in Part I, Item 1A of BWW’s Annual Report on Form 10-K for the fiscal year ended December 25, 2016, as updated or supplemented by subsequent reports that BWW has filed or files with the SEC. Potential investors, shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Neither Arby’s nor BWW assumes any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It; Participants in the Solicitation

In connection with the proposed Merger, BWW intends to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, BWW will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the proposed Merger. The proxy statement, any other relevant documents, and all other materials filed with the SEC concerning BWW are (or, when filed, will be) available free of charge at http://www.sec.gov and http://ir.buffalowildwings.com. Shareholders should read carefully the proxy statement and any other relevant documents that BWW files with the SEC when they become available before making any voting decision because they will contain important information.

This document does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. BWW, its directors and executive officers are, and certain employees may be, deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed Merger. Information regarding the names of such persons and their respective interests in the Merger, by securities holdings or otherwise, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in BWW’s Form 10-K for the fiscal year ended December 25, 2016, filed with the SEC on February 17, 2017, and the definitive proxy statement for its 2017 Annual Meeting of Shareholders, which was filed with the SEC on April 21, 2017. To the extent BWW’s directors and executive officers or their holdings of BWW securities have changed from the amounts disclosed in those filings, to BWW’s knowledge, such changes have been reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These documents are (or, when filed, will be) available free of charge at http://www.sec.gov and http://ir.buffalowildwings.com.